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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

September 27, 2004
Date of Report (date of Earliest Event Reported)

ISOLAGEN, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-31564 (Commission File No.)	87-0458888 (I.R.S. Employer Identification No.)

2500 Wilcrest, 5th Floor, Houston, Texas 77042
(Address of principal executive offices and zip code)

(713) 780-4754
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 1.01 Entry into a Material Definitive Agreement.

Effective September 27, 2004, Isolagen, Inc. ("Isolagen") and Mr. Dennis L. Bevan entered into an employment agreement (the "Agreement") pursuant to which Mr. Bevan agreed to serve as Isolagen's Vice President International Commercial Operations from September 27, 2004 until September 30, 2005. The Agreement provides for an annual salary of $200,000, and, beginning in fiscal 2005, a merit-based bonus to be determined based upon mutually agreeable criteria. For fiscal 2004, Mr. Bevan shall receive a bonus of $10,000. Under the Agreement, Mr. Bevan was issued a five-year option to purchase 150,000 shares of Isolagen common stock at an exercise price equal to the average market value of the common stock during the ten days preceding the issuance, which vests ratably on an annual basis over three years. The vesting provisions of the option would accelerate and Mr. Bevan would be entitled to a severance payment equal to his base salary for the greater of twelve months or the remainder of the term of the Agreement, if Mr. Bevan were terminated without "cause," or if Mr. Bevan were to terminate his employment with Isolagen for "good reason" (each of the terms as defined in the Agreement). During any period in which severance payments are being made, Mr. Bevan has agreed not to compete with Isolagen.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)
Not applicable.

(b)
Not applicable.

(c)    (1)    Commencing September 27, 2004, Isolagen appointed Mr. Dennis L. Bevan to serve as Isolagen's Vice President International Commercial Operations.

        (2)   Mr. Bevan, age 59, has not served with Isolagen in any capacity prior to his appointment as Vice President International Commercial Operations. There are no familial relationships between Mr. Bevan and any director or executive officer of Isolagen. Since 1994, Mr. Bevan has been employed by Dermik Laboratories, Inc. in various capacities. Since September, 2001, Mr. Bevan served as Senior Director, U.S Sales. From January 2000 until September 2001, Mr. Bevan served as Senior Director, Strategic Communication, e-Business and Commercial Operations, Asia. From April 1998 until January 2000, Mr. Bevan served as Director, International Commercial Operations and General Manager of Shandong Dermik Pharmaceutical Company.

        (3)   See Item 1.01 for a discussion of the employment agreement between Isolagen and Mr. Bevan.

(d)
Not applicable.

Item 9.01 Financial Statements and Exhibits

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits.

99.1
Press release dated September 30, 2004

[THE SIGNATURE PAGE FOLLOWS.]

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SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.
Date: September 30, 2004	By:	/s/ JEFFREY TOMZ Chief Financial Officer

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 9.01 Financial Statements and Exhibits
SIGNATURE